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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 8, 2002



                             TLC VISION CORPORATION
             (Exact name of registrant as specified in its charter)



      NEW BRUNSWICK                 0-29302                  980151150
     (State or other           (Commission File           (I.R.S. Employer
      jurisdiction of               Number)             Identification Number)
     organization)



         5280 SOLAR DRIVE, SUITE 300                        L4W 5M8
            MISSISSAUGA, ONTARIO                          (Zip Code)
 (Address of principal executive offices)


       Registrant's telephone number, including area code: (905) 602-2020


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1     Earnings Press Release, dated May 8, 2003

ITEM 9.  REGULATION FD DISCLOSURE

         On May 8, 2003, TLC Vision Corporation (the "Registrant") issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1, which is incorporated herein by reference.

         This information is furnished pursuant to Item 9 and Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, unless the Registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or Securities Exchange Act of 1934.

                                      * * *








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 12, 2003

                                    TLC VISION CORPORATION



                                    By:/s/ Robert W. May
                                       ----------------------------------------
                                       Robert W. May
                                       General Counsel  and Secretary














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                                  EXHIBIT INDEX


Exhibit No.   Description
-----------   -----------
99.1          Earnings Press Release, dated May 8, 2003






























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